Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of June 23, 2018 by and between Gray Television, Inc., a Georgia corporation (“Parent”), and the individuals and/or entities listed on Exhibit A attached hereto (each a “Holder” and, collectively, the “Holders”).

RECITALS

WHEREAS, this Agreement is being entered into pursuant to, and in connection with the transactions contemplated by, that certain Agreement and Plan of Merger made and entered into as of June 23, 2018 (the “Merger Agreement”) by and among Parent, East Future Group, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Raycom Media, Inc., a Delaware corporation (the “Company”), and Tara Advisors, LLC, solely in its capacity as the Stockholders’ Representative (as defined in the Merger Agreement);

WHEREAS, the Merger Agreement provides that, subject to the terms and conditions contained therein, and the applicable provisions of the Delaware General Corporation Law (the “DGCL”), the Company will be merged with and into Merger Sub, with Merger Sub continuing to exist as a wholly owned subsidiary of Parent (the “Merger”);

WHEREAS; pursuant to the Merger, certain holders of shares of common stock of the Company and warrants to acquire common stock of the Company at the Effective Time (as defined in the Merger Agreement) will have such shares and warrants cancelled and converted into the right to receive shares of Parent Common Stock;

WHEREAS, Parent has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Holders who will receive Parent Common Stock Merger Consideration in the Merger.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Definitions and References.

Unless otherwise defined herein, the capitalized terms in this Agreement have the same meanings given to them in the Merger Agreement. For purposes of this Agreement, in addition to the definitions set forth elsewhere herein, the following terms shall have the following respective meanings:

“Applicable Securities Laws” means the securities laws of the United States, including without limitation the Exchange Act and the Securities Act, and any applicable securities law of any State of the United States (and any rules or regulations promulgated thereunder), in each case as may be in effect from time to time.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York, New York are authorized or required by law to be closed for business.

1

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Majority in Interest of Holders” means, at the time of determination, Holders holding at least a majority of Registrable Securities.

“Parent Common Stock” means the Common Stock, no par value per share, of Parent.

“Register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

“Registrable Securities” shall mean (a) the Subject Shares and (b) any Parent Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, option or other convertible security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Subject Shares. For purposes of this Agreement, any Registrable Securities shall cease to be Registrable Securities when (a) a Registration Statement covering such Registrable Securities has been declared or otherwise becomes effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such effective Registration Statement, (b) such Registrable Securities are sold by a person in a transaction that is exempt from registration pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) or a transaction in which the Holders’ rights under this Agreement are not assigned, or (c) such Registrable Securities become eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for Parent to be in compliance with the current public information requirement under Rule 144(c)(1).

“Registration Effective Date” means the date the Registration Statement first becomes effective under the Securities Act.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subject Shares” means the Parent Common Stock Merger Consideration issued to Holders pursuant to the Merger Agreement.

2.	Registration.

(a)

Subject to Section 2(b), as soon as reasonably practicable after the Effective Time but in no event more than four (4) Business Days thereafter (the Initial Filing Deadline”), Parent shall file with the SEC a registration statement (the “Registration Statement”) on Form S-3 ASR (or if Form S-3 ASR is not available for purposes of registering the sale of Registrable Securities, then on Form S-3, or if Form S-3 is not available for purposes of registering the sale of the Registrable Securities, then on another appropriate form) covering the resale of the Registrable Securities; provided that Parent’s obligation to include the

Registrable Securities of any Holder (i.e., an initial Holder or a Permitted Transferee (as defined below)) in the Registration Statement shall be expressly conditioned upon Parent’s prior receipt of all information and materials regarding such Holder as specified in Section 6, and the taking of all action required to be taken pursuant to this Agreement by such Holder (with the understanding that if any Holder shall not have provided the information and materials regarding such Holder as specified in Section 6 on or prior to the date hereof, Parent shall still file the Registration Statement on or prior to the Initial Filing Deadline for the Holders that provided their information and materials in a timely manner in accordance with the foregoing, and then file amendments or supplements, as appropriate, to such Registration Statement (and any prospectus forming a part of such Registration Statement) from time to time on a periodic basis following such time to include the required information for any Holders who shall provide their information and materials to Parent following the date hereof; provided that Parent shall not be required to file more than one (1) such amendment or supplement in any four (4) week period). Parent shall use its reasonable best efforts to keep the Registration Statement effective under the Securities Act during the period commencing on the Registration Effective Date and continuing until the later of (i) the six (6) month anniversary of the Closing Date and (ii) the date that all Registrable Securities cease to be Registrable Securities (such period, the “Registration Period”). At all times from and after the Effective Date (except for any period during which Parent restricts offers and sales or other dispositions of Registrable Securities under the Registration Statement pursuant to Section 4 hereof), the Registration Statement will comply as to form in all material respects with the requirements of Applicable Securities Laws and will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not misleading in the light of the circumstances under which they were made; provided that Parent shall not be responsible for any statements or omissions made in reliance on and in conformity with information relating to any Holder furnished in writing to Parent by any Holder specifically for inclusion in the Registration Statement, any prospectus or any amendment or supplement thereto.

(b)

If the Registration Statement required to be filed pursuant to Section 2(a) is not filed on a Form S-3ASR then, following the initial filing of such Registration Statement, Parent may postpone for a reasonable period of time, not to exceed thirty (30) days in the aggregate, the filing of any pre-effective amendment to such Registration Statement contemplated by Section 2(a) (i) if Parent, in its reasonable good faith judgment (after consultation with its legal advisors), has determined that the offer and sale or other disposition of Registrable Securities pursuant to the Registration Statement would require public disclosure by Parent of material nonpublic information that Parent is not otherwise obligated to disclose and that the immediate disclosure of such information would be detrimental to Parent; and (ii) at a time when sales of Parent Common Stock have been suspended globally under Parent’s then effective registration statements, provided that, if Parent delays the filing of the Registration Statement pursuant to this Section 2(b), (x) Parent shall not register any securities for sale by the

Company or for resale by any other security holders during such delay period other than pursuant to a registration solely for the sale of securities to or by employees, directors or other eligible persons of Parent or a subsidiary of Parent pursuant to equity incentive plans, (y) Parent shall work in good faith and take reasonable steps to limit to the greatest extent practicable the duration of any such delay period, and (z) Parent shall file such Registration Statement as soon as reasonably practicable following the lapsing or expiration of the circumstances that led Parent to delay such filing. In the event that Parent has not received the consent of its independent registered public accounting firm to include such firm’s audit report in the Registration Statement, then Parent shall not be required to file the Registration Statement contemplated by Section 2(a) until Parent shall have received such consent, provided, that (x) Parent has used commercially reasonable efforts to obtain such consent, and (y) Parent shall file such Registration Statement as soon as reasonably practicable following the receipt of such consent.

3.	Obligations of Parent. Parent shall:

(a)

use its reasonable best efforts to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act) from the date of this Agreement until the termination of this Agreement in accordance with Section 10(m);

(b)

if the Registration Statement is automatically effective upon filing, use commercially reasonable efforts to cause such Registration Statement to remain continuously effective until the termination hereof in accordance with Section 10(m);

(c)

if the Registration Statement is not automatically effective upon filing, (i) use its reasonable best efforts to cause such Registration Statement to become effective as promptly as reasonably practicable after the filing thereof with the SEC, (ii) request the acceleration of the effectiveness of the Registration Statement by the SEC no later than the end of the third (3rd) Business Day after receiving notice from the SEC that it will not review the Registration Statement or that any and all SEC comments have been resolved to the satisfaction of the SEC, and (iii) use its reasonable best efforts to cause such Registration Statement to remain continuously effective until the termination hereof in accordance with Section 10(m);

(d)

notify each Holder (including a Permitted Transferee (as defined below)) promptly after Parent receives notice thereof of the time when such Registration Statement has been declared effective or an amendment to such Registration Statement or a supplement to any prospectus forming a part of such Registration Statement has been filed;

(e)

notify each Holder promptly upon discovery that, or upon the discovery of the happening of any event as a result of which the Registration Statement or any supplement to any prospectus forming a part of the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable, prepare and furnish to each Holder a supplement or amendment to such prospectus so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

(f)

after the Registration Statement becomes effective, notify each Holder of any request by the SEC that Parent amend or supplement such Registration Statement or prospectus included therein or forming a part thereof;

(g)

prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be reasonably necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Registration Period;

(h)

furnish to each Holder such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the selling Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(i)

use its reasonable best efforts to register and qualify the Registrable Securities under such other securities or blue-sky laws of such domestic jurisdictions as shall be reasonably requested by the Holders; provided, however, that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction, unless Parent is already subject to service in such jurisdiction;

(j)

use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and to timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as reasonably practicable an earnings statement for the purposes of, and to provide to any Holders subject to the requirements of, the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act;

(k)

not later than two (2) Business Days prior to the filing with the SEC of the Registration Statement or a related prospectus or an amendment or supplement thereto, furnish to one counsel selected in writing to the Company by the holders of a majority of the Registrable Securities copies of such documents proposed to be filed, which documents shall be subject to the review and reasonable comment of such counsel, provided, however, that for the avoidance of doubt, the Company shall not in any way be liable for or responsible for any of the fees or expenses of such counsel; and

(l)	use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required to be filed by Parent under Applicable Securities Laws.

4.

Suspension of Offers and Sales of Registrable Securities under Registration Statement. At any time from and after the Registration Effective Date, Parent may restrict offers and sales or other dispositions of Registrable Securities under the Registration Statement by delivering a written notice (a “Suspension Notice”) to all Holders of Registrable Securities stating that a delay in the offer and sale or other disposition of Registrable Securities is necessary because Parent, in its reasonable good faith judgment (after consultation with its legal advisors), has determined that the offer and sale or other disposition of Registrable Securities would require public disclosure by Parent of material nonpublic information that is not included in the Registration Statement and that immediate disclosure of such information would be detrimental to Parent; provided, however, Parent may not suspend offers and sales or other dispositions of Registrable Securities pursuant to this Section 4 for more than sixty (60) days in the aggregate when combined with any delays pursuant to the first sentence of Section 2(b); provided further that, during any such suspension period, (x) Parent shall not register any securities for sale by the Company or for resale by any other security holders during such suspension period other than pursuant to a registration solely for the sale of securities to or by employees, directors or other eligible persons of Parent or a subsidiary of Parent pursuant to equity incentive plans, (y) Parent shall work in good faith and take reasonable steps to limit the duration of any such suspension period, and (z) Parent shall suspend the usage of all other then-effective registration statements and related prospectuses during such suspension period. Promptly following the cessation or discontinuance of the facts and circumstances forming the basis for any Suspension Notice, Parent shall use its reasonable best efforts to amend the Registration Statement and/or amend or supplement the related prospectus included therein to the extent necessary, and take all other actions reasonably necessary, to allow the offer and sale or other disposition of Registrable Securities to recommence as promptly as reasonably practicable, and promptly notify each Holder of Registrable Securities in writing when such offers and sales or other dispositions of Registrable Securities under the Registration Statement may recommence. Upon receipt of a Suspension Notice, Holders shall immediately suspend their use of the Registration Statement and any prospectus included therein or forming a part thereof to offer and sell or otherwise dispose of Registrable Securities, and shall not offer or sell or otherwise dispose of Registrable Securities under the Registration Statement or any prospectus included therein or forming a part thereof until receipt of a notice from Parent pursuant to the preceding sentence that offers and sales or other dispositions of Registrable Securities may recommence. Holders shall keep the fact that Parent has delivered a Suspension Notice and any non-public information provided by Parent in connection therewith confidential, shall not disclose or reveal the Suspension Notice or any such information (together, the “Suspension Information”) to any person or entity, and shall not use the Suspension Information for securities trading or any other purpose unless prior to the time of disclosure, revealing or use (a) the Suspension Information is publicly disclosed other than through a breach of the aforementioned confidentiality obligation by a Holder; or (b) the Suspension Information is approved for disclosure by Parent in writing.

5.

Obligations of Holders. Each Holder, on behalf of itself, severally and not jointly, represents and warrants that such Holder shall take all actions that are required of such Holder, or otherwise indicated as to be taken by such Holder pursuant to, and in accordance with, Section 6 of this Agreement.

6.

Furnish Information. It shall be a condition precedent to the obligations of Parent to take any action pursuant to this Agreement with respect to a Holder (i.e., the initial Holder or a Permitted Transferee) that such Holder complete, execute, acknowledge and deliver a Joinder Agreement and such customary selling stockholder questionnaires and other documents, certificates, instruments, representations and warranties, and indemnities as may be reasonably requested by Parent in connection with the filing of the Registration Statement, which representations and warranties (or indemnities with respect thereto) shall be limited to (i) such Holder’s ownership of his, her or its Registrable Securities to be transferred free and clear of all liens, claims, and encumbrances, (ii) such Holder’s power and authority to effect such transfer, and (iii) matters pertaining to compliance with Applicable Securities Laws by such Holder (such required documents and information, the “Seller Documents”). Parent may require each Holder, by written notice given to each such Holder, not less than five (5) Business Days prior to the expected filing date of the Registration Statement, to promptly, and in any event within three (3) Business Days after receipt of such notice, furnish in writing to Parent such information regarding the method of distribution of the Registrable Securities as Parent may from time to time reasonably request and such other information as may be legally required in connection with such registration.

7.

Expenses. All of the out-of-pocket expenses incurred in connection with any registration of Registrable Securities pursuant to this Agreement, including all SEC fees, blue sky registration and filing fees, listing notices and filing fees, printing fees and expenses, transfer agents’ and registrars’ fees and expenses and all reasonable fees and expenses of Parent’s outside counsel and independent accountants shall be paid by Parent. Parent shall not be responsible for any legal fees for any Holder, including any counsel to any Holder, or any selling expenses of any Holder (including any broker’s fees or commissions).

8.

Transfer of Registration Rights. The registration rights of a Holder under this Agreement with respect to any Registrable Securities may be transferred or assigned (i) to an Affiliate of such Holder, (ii) if Holder is an individual, to an immediate family member or trust for the benefit of such Holder or one or more of such Holder’s immediate family members, (iii) pursuant to the laws of testamentary or intestate succession or otherwise involuntarily transferred by operation of law, or (iv) if Holder is a partnership, corporation, or limited liability company, to a partner, stockholder or member thereof; provided, however, that (i) such Holder shall, to the extent practicable, give Parent written notice prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this

Agreement are being transferred; (ii) such transferee shall agree in writing, in form and substance reasonably satisfactory to Parent, to be bound as a Holder by the provisions of this Agreement; and (iii) immediately following such transfer the further disposition of such securities by such transferee shall be restricted to the extent set forth under Applicable Securities Laws. Each such Holder that has transferred or assigned such registration rights is referred to as a “Transferor Holder,” and each such transferee that has been transferred or assigned such registration rights is referred to as a “Permitted Transferee”. Upon notice to Parent that a Transferor Holder shall have transferred or assigned its rights under this Agreement to a Permitted Transferee and the delivery to Parent of the required Seller Documents for such Permitted Transferee, Parent shall promptly file a supplement or amendment to the prospectus forming a part of the Registration Statement setting forth the appropriate information regarding the Permitted Transferee as a selling shareholder thereunder; provided that Parent shall not be required to file more than one (1) such supplement or amendment in any four (4) week period.

9.	Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)

Parent shall indemnify and hold harmless, to the fullest extent permitted by applicable law, each selling Holder, such selling Holder’s directors, officers, employees, stockholders, partners and members, each person, if any, who controls such selling Holder or any of the other foregoing persons (within the meaning of the Securities Act) and each agent (including legal counsel and accountants) for such selling Holder (sometimes referred to collectively herein as the “Holder Indemnified Parties”), against any losses, claims, damages or liabilities to which they may become subject under Applicable Securities Laws, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus related thereto (including any prospectus filed under Rule 424 or 430A under the Securities Act) or any amendments or supplements to the foregoing, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Parent of Applicable Securities Laws, and shall reimburse each such Holder Indemnified Party for any documented legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage or liability if such settlement is effected without the consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed); provided, further, that Parent shall not be liable to any Holder Indemnified Party for any loss, claim, damage or liability to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with the Registration Statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any Holder. Parent’s obligations under this Section 9(a) shall remain in full force and effect regardless of any investigation made by or on behalf of any such Holder Indemnified Party, and shall survive the transfer of such securities by such Holder, and any termination of this Agreement.

(b)

Each Holder, severally and not jointly, shall indemnify and hold harmless, to the fullest extent permitted by applicable law, Parent, each of its directors, officers, employees and stockholders, each person, if any, who controls Parent within the meaning of the Securities Act, and each agent (including legal counsel and accountants) for Parent (sometimes referred to collectively herein as the “Parent Indemnified Parties”) against any losses, claims, damages or liabilities to which they may become subject under Applicable Securities Laws, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus related thereto (including any prospectus filed under Rule 424 or 430A under the Securities Act) or any amendments or supplements to the foregoing, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the indemnifying party of Applicable Securities Laws, in each case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration, and each such Holder shall reimburse any documented legal or other expenses reasonably incurred by Parent Indemnified Party with investigating or defending any such loss, claim, damage or liability as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage or liability if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, conditioned or delayed); and provided, further, that the liability of each Holder hereunder by way of indemnification under this Section 9(b) and contribution under Section 9(d) shall be limited to the net proceeds actually received by such Holder from the sale of Registrable Securities covered by such Registration Statement to which such claim or indemnity relates (after giving effect to any discounts and brokerage fees). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Parent Indemnified Party, and shall survive the transfer of such securities by such Holder, and any termination of this Agreement.

(c)

Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and control the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with all reasonable fees and expenses thereof to be paid by such indemnified party, and to be apprised of all progress in any proceeding the defense of which has been assumed by the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if and to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

(d)

To the extent any indemnification by an indemnifying party is prohibited or limited by applicable law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The liability of each Holder hereunder by way of contribution under this Section 9(d) and indemnification under Section 9(b) shall be limited to the net proceeds received by such Holder from the sale of Registrable Securities covered by the Registration Statement.

10.	General Provisions.

(a)

Notices. All notices and other communications hereunder shall be in writing and shall be deemed properly delivered, given and received (1) when delivered by hand, by registered mail, by courier or express delivery service or (2) upon confirmation of receipt (other than an automatically-generated confirmation) when sent by electronic mail to the address or email address, to the parties hereto at the following address (or at such other address for a party as shall be specified by like notice):

If to a Holder:

At the Holder’s address set forth on Exhibit A

If to Parent:

Gray Television, Inc.

4370 Peachtree Road, NE

Atlanta, Georgia 30319

Attention: Executive Vice President, Chief Legal and Development Officer

Email: Kevin.Latek@gray.tv

with a copy to:

Jones Day

1420 Peachtree Street, N.E., Suite 800

Atlanta, Georgia 30309

Attention: Mark L. Hanson

Email: mlhanson@jonesday.com

with an additional copy to:

Cooley LLP

1299 Pennsylvania Ave., NW

Suite 700

Washington, DC 20004

Attention: Kevin Mills and Maureen Nagle

Email: kmills@cooley.com and mnagle@cooley.com

(b)

Interpretation. When a reference is made herein to Sections, subsections, or Exhibits, such reference shall be to a Sections, subsections, of, or an Exhibit to this Agreement unless otherwise indicated. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Unless the context of this Agreement otherwise requires: (i) words of any gender include each other gender and neutral forms of such words, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereto,” “hereunder” and derivative or similar words refer to this entire Agreement, (iv) references to clauses without a cross-reference to a Section or subsection are references to clauses within the same Section or, if more specific, subsection, (v) references from or through any date shall mean, unless otherwise specified, from and including or through and including, respectively, and (vi) the phrases “provide to” and “deliver to” and phrases of similar import mean that a true, correct and complete paper or electronic copy of the information or material referred to has been delivered to the party to whom such information or material is to be provided. The symbol “$” refers to United States Dollars. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and such phrase shall not mean simply “if.” References to a Person are also to its permitted successors and assigns. All references to “days” shall be to calendar days unless otherwise indicated as a “Business Day.” Unless indicated otherwise, (x) all mathematical calculations contemplated by this Agreement shall be rounded to the tenth decimal place, except in respect of payments, which shall be rounded to the nearest whole United States cent and (y) fractions may be greater than one.

(c)	Amendment. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of Parent and a Majority in Interest of Holders.

(d)

Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. The delivery by facsimile or by electronic delivery in PDF or other electronic format of this Agreement with all executed signature pages (in counterparts or otherwise) shall be sufficient to bind the parties hereto to the terms and conditions set forth herein. All of the counterparts will together constitute one and the same instrument and each counterpart will constitute an original of this Agreement.

(e)

Entire Agreement; Parties in Interest. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including all the exhibits attached hereto, (a) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof, and (b) are not intended to confer, and shall not be construed as conferring, upon any Person other than the parties hereto any rights or remedies hereunder. In the event of any conflict between this Agreement and the Merger Agreement, the terms of this Agreement shall control.

(f)

Assignment. Except as set forth in Section 8, neither this Agreement nor any of the rights and obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

(g)

Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

(h)

Governing Law; Waiver of Jury Trial. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Georgia (without giving effect to principles of conflicts of laws). Each party hereby waives its rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement or the subject matter hereof. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims (including negligence), breach of duty claims, and all other common law and statutory claims. This section has been fully discussed by each of the parties hereto and these provisions will not be subject to any exceptions.

(i)

Remedies Cumulative; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy shall not preclude the exercise of any other remedy and nothing herein shall be deemed a waiver by any party hereto of any right to specific performance or injunctive relief. It is accordingly agreed that, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity, and the parties hereto hereby waive the requirement of any posting of a bond in connection with the remedies described herein.

(j)

Rules of Construction. The parties hereto have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, hereby waive, with respect to this Agreement, and each Exhibit attached hereto, the application of any applicable law or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

(k)

Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of Parent Common Stock, upon the occurrence of any subdivision, combination or share dividend of such class of shares, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of shares by such subdivision, combination or share dividend.

(l)

Costs and Attorneys’ Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

(m)

Termination. This Agreement shall terminate and be of no further force and effect upon the later of (a) six (6) months following the Closing Date and (b) the date when all Registrable Securities have been sold or otherwise disposed of pursuant to the Registration Statement; provided, however, the indemnification and contribution provisions set forth in Section 9 shall survive any such termination.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

PARENT:

GRAY TELEVISION, INC.

By:	/s/ Kevin P. Latek
Name:	Kevin P. Latek
Title:	Executive Vice President, Chief Legal and Development Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

HOLDERS:

By:	/s/ Steven Ackermann
Name:	Steven Ackermann

By:	/s/ John C Alexander
Name:	John C Alexander

By:	/s/ Jeremy Anspach
Name:	Jeremy Anspach

By:	/s/ Joyce I Austin
Name:	Joyce I Austin

By:	/s/ Donna J Barrett
Name:	Donna J Barrett

By:	/s/ Jeffrey S Benninghoff
Name:	Jeffrey S Benninghoff

By:	/s/ Joseph F Birch
Name:	Joseph F Birch

By:	/s/ Robert E Boenau
Name:	Robert E Boenau

[Signature Page to Registration Rights Agreement]

By:	/s/ Joseph Brunnhuber
Name:	Joseph Brunnhuber

By:	/s/ Mark Philip Bunting
Name:	Mark Philip Bunting

By:	/s/ John D Burke
Name:	John D Burke

By:	/s/ Ryan M Burlison
Name:	Ryan M Burlison

By:	/s/ Scott Tyler Carver
Name:	Scott Tyler Carver

By:	/s/ Allan D Cates
Name:	Allan D Cates

By:	/s/ Debbie K Cooper
Name:	Debbie K Cooper

By:	/s/ Matthew J. Copley
Name:	Matthew J. Copley

By:	/s/ Ronna J Corrente
Name:	Ronna J Corrente

[Signature Page to Registration Rights Agreement]

By:	/s/ Kern Dant
Name:	Kern Dant

By:	/s/ Wayne Daugherty
Name:	Wayne Daugherty

By:	/s/ Andre Delaporte
Name:	Andre Delaporte

By:	/s/ Joseph Scott Dempsey
Name:	Joseph Scott Dempsey

By:	/s/ Eric Robert Duncan
Name:	Eric Robert Duncan

By:	/s/ Paul M Eriksen
Name:	Paul M Eriksen

By:	/s/ David M Evans
Name:	David M Evans

By:	/s/ Joseph G. Fiveash
Name:	Joseph G. Fiveash

By:	/s/ McKenzie Flashnick
Name:	McKenzie Flashnick

By:	/s/ Marsha B Fogarty
Name:	Marsha B Fogarty

[Signature Page to Registration Rights Agreement]

By:	/s/ Ted O Fortenberry
Name:	Ted O Fortenberry

By:	/s/ Bruno Francisi
Name:	Bruno Francisi

By:	/s/ Wayne R. Freedman
Name:	Wayne R. Freedman

By:	/s/ Collin Reed Gaston
Name:	Collin Reed Gaston

By:	/s/ Michelle Germano
Name:	Michelle Germano

By:	/s/ Cary Ian Glotzer
Name:	Cary Ian Glotzer

By:	/s/ Kym D Grinnage
Name:	Kym D Grinnage

By:	/s/ Dianne Griswold
Name:	Dianne Griswold

By:	/s/ James T Harriman
Name:	James T Harriman

By:	/s/ Jan T Hartsell
Name:	Jan T Hartsell

[Signature Page to Registration Rights Agreement]

By:	/s/ Matthew H Hawkins
Name:	Matthew H Hawkins

By:	/s/ David Hayes
Name:	David Hayes

By:	/s/ John Heislman
Name:	John Heislman

By:	/s/ James Hiett
Name:	James Hiett

By:	/s/ Margaret A Hoeser
Name:	Margaret A Hoeser

By:	/s/ Herschel W Howie
Name:	Herschel W Howie

By:	/s/ Richard S Humber
Name:	Richard S Humber

By:	/s/ Timothy M Ingram
Name:	Timothy M Ingram

By:	/s/ Daniel L Jackson
Name:	Daniel L Jackson

By:	/s/ George V Johnson
Name:	George V Johnson

[Signature Page to Registration Rights Agreement]

By:	/s/ Jama D Killingsworth
Name:	Jama D Killingsworth

By:	/s/ William S Lancaster
Name:	William S Lancaster

By:	/s/ Donald Patrick LaPlatney
Name:	Donald Patrick LaPlatney

By:	/s/ John Lillie
Name:	John Lillie

By:	/s/ Brian J Lorenzen
Name:	Brian J Lorenzen

By:	/s/ Claire E Magee
Name:	Claire E Magee

By:	/s/ Joel R Mark
Name:	Joel R Mark

By:	/s/ Robert L Maupin
Name:	Robert L Maupin

By:	/s/ Gregory M McCastle
Name:	Gregory M McCastle

[Signature Page to Registration Rights Agreement]

By:	/s/ William R McDowell
Name:	William R McDowell

By:	/s/ Sandy Breland McNamara
Name:	Sandy Breland McNamara

By:	/s/ Dave McNamara
Name:	Dave McNamara

By:	/s/ Frederick Steve McPhaul
Name:	Frederick Steve McPhaul

By:	/s/ Paul McTear
Name:	Paul McTear

By:	/s/ Alay Mehta
Name:	Alay Mehta

By:	/s/ Dennis K Milligan
Name:	Dennis K Milligan

By:	/s/ Jonathan Craig Mitchell
Name:	Jonathan Craig Mitchell

By:	/s/ Donald F Moore
Name:	Donald F Moore

By:	/s/ Robert A Morford
Name:	Robert A Morford

[Signature Page to Registration Rights Agreement]

By:	/s/ Renee C Morley
Name:	Renee C Morley

By:	/s/ Samuel David Mylrea
Name:	Samuel David Mylrea

By:	/s/ Hunter R Nickell
Name:	Hunter R Nickell

By:	/s/ George Philip
Name:	George Philip

By:	/s/ Adam Phillips
Name:	Adam Phillips

By:	/s/ Kathryn Michele Pickman
Name:	Kathryn Michele Pickman

By:	/s/ Ken Randall
Name:	Ken Randall

By:	/s/ James E Rayburn
Name:	James E Rayburn

By:	/s/ Robert C Reichley
Name:	Robert C Reichley

By:	/s/ Kenneth Charles Reiner
Name:	Kenneth Charles Reiner

[Signature Page to Registration Rights Agreement]

By:	/s/ Jimmy Reynolds
Name:	Jimmy Reynolds

By:	/s/ Donald S Richards
Name:	Donald S Richards

By:	/s/ Tracey J Rogers
Name:	Tracey J Rogers

By:	/s/ Jayne W Ruben
Name:	Jayne W Ruben

By:	/s/ Scott Saxton
Name:	Scott Saxton

By:	/s/ Erik Stirling Schrader
Name:	Erik Stirling Schrader

By:	/s/ Lyle Richard Schulze
Name:	Lyle Richard Schulze

By:	/s/ Ken D Selvaggi
Name:	Ken D Selvaggi

By:	/s/ John J Servizzi
Name:	John J Servizzi

[Signature Page to Registration Rights Agreement]

By:	/s/ Jesse Sessoms
Name:	Jesse Sessoms

By:	/s/ Rebecca S Sheffield
Name:	Rebecca S Sheffield

By:	/s/ Lawrence E Silbermann
Name:	Lawrence E Silbermann

By:	/s/ Nancy Kent Smith
Name:	Nancy Kent Smith

By:	/s/ Earl Smith
Name:	Earl Smith

By:	/s/ Patrick Stacey
Name:	Patrick Stacey

By:	/s/ John Stein
Name:	John Stein

By:	/s/ Holly Steuart
Name:	Holly Steuart

By:	/s/ John Bradley Streit
Name:	John Bradley Streit

By:	/s/ Barbara Thomas
Name:	Barbara Thomas

[Signature Page to Registration Rights Agreement]

By:	/s/ David F Thomason
Name:	David F Thomason

By:	/s/ Tricia F Thurman
Name:	Tricia F Thurman

By:	/s/ Misty Clinton Wages
Name:	Misty Clinton Wages

By:	/s/ George Wakefield
Name:	George Wakefield

By:	/s/ Stephen Wallen
Name:	Stephen Wallen

By:	/s/ Gregory A Weitekamp
Name:	Gregory A Weitekamp

By:	/s/ James R Wilcox
Name:	James R Wilcox

By:	/s/ Richard L Williams
Name:	Richard L Williams

[Signature Page to Registration Rights Agreement]

By:	/s/ Susana G Willingham
Name:	Susana G Willingham

By:	/s/ Dianne M Wilson
Name:	Dianne M Wilson

By:	/s/ Joseph Justin Wilson
Name:	Joseph Justin Wilson

By:	/s/ Ellenann Yelverton
Name:	Ellenann Yelverton

By:	/s/ Leon Zurik
Name:	Leon Zurik

[Signature Page to Registration Rights Agreement]